Exhibit 10.13

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Dated July 23, 2010

GW PHARMA LTD

and

ALMIRALL, S.A.

AMENDMENT TO THE PRODUCT

COMMERCIALISATION AND SUPPLY CONSOLIDATED

AGREEMENT DATED

6TH JUNE, 2006

THIS AMENDMENT AGREEMENT is made the 23rd day of July 2010 (“Amendment”)

BETWEEN:

(1)                                 GW PHARMA LTD, a company organized under the laws of England, whose principal place of business is Porton Down Science Park, Salisbury, Wiltshire, SP4 0JQ, United Kingdom (“GW Pharma”); and

(2)                                 ALMIRALL, S.A. a company incorporated in Spain whose principal place of business is General Mitre 151, 08022 Barcelona, Spain (“Almirall”).

WHEREAS:

(A)                               GW Pharma and Almirall are parties to the Product Commercialisation and Supply Consolidated Agreement dated 6 June, 2006, as amended and supplemented (the “Commercialisation and Supply Agreement”).

(B)                               Pursuant to Section 14.1 of the Commercialisation and Supply Agreement Almirall has requested that applications be filed to register the picturemark (logo) detailed herein as a Trademark.

(C)                               Pursuant to separate assignment documents dated on or about the date hereof Almirall has assigned all its rights and interests in the picturemark (logo) referenced herein, to GW Pharma.

(D)                               Due to a change in the insurance policy contracted by GW Pharma an adjustment is required to Section 19.6 of the Commercialisation and Supply Agreement.

(E)                                The Parties now wish to further amend the terms of the Commercialisation and Supply Agreement as set out herein.

IT IS NOW AGREED AS FOLLOWS:

1.                                      AMENDMENTS

The Parties agree that the provisions of the Commercialisation and Supply Agreement are amended as follows:

1.1                               The following applications for registered trademarks (the “Picturemarks”) are hereby added to Schedule 4 of the Commercialisation and Supply Agreement:

Mark: ***

Country	Application/ Registration No.	Application Date	Registration Date	Classes	Status
***	***	***	***	***	***
***	***	***	—	***	***
***	***	***	—	***	***
***	***	***	—	***	***
***	***	***	—	***	***
***	***	***	—	***	***

1.2                               The Parties agree that the Picturemarks are Trademarks for the purposes of the Commercialisation and Supply Agreement and that the logo covered by the Picturemarks together with the Trademark “Sativex” will be deemed to be the “First Trademark” as such term is defined in Section 14.1 of the Commercialisation and Supply Agreement.

1.3                               GW Pharma shall be responsible for the further prosecution and maintenance of the Picturemarks, provided that, as established in Section 14.1(iii)(a) of the Commercialisation and Supply Agreement, all costs (including reasonable attorneys’ fees) for filing and prosecuting applications to register and maintaining registration of such Picturemarks in the Territory will be borne by Almirall.

1.4                               The Parties agree that Clause 19.6 of the of the Commercialisation and Supply Agreement is hereby amended and restated as follows:

“19.6                  Each Party shall have and maintain such type and amounts of liability insurance as is normal and customary in the pharmaceutical industry generally for persons similarly situated, and shall upon request provide the other Party with a copy of its policies or certificates of insurance (as available) in that regard, along with any amendments and revisions thereto. Notwithstanding the foregoing, as a minimum, each Party shall maintain during any period in which Almirall is Commercialising a Product or Party has indemnification obligations

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

to the other, which indemnification obligations shall be scheduled in the policies or notified to that Party’s insurers (as applicable) (a) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than £*** and (b) products liability insurance with a minimum indemnity limit of €*** per occurrence to an aggregate liability in any year of €***. Alternatively to scheduling its indemnification obligations in the policies, GW Pharma may name Almirall as an additional insured by endorsement under its product liability insurance policy. Such policies shall (i) be provided by insurance carrier(s) reasonably acceptable to the other Party, and (ii) be written on a claims made basis. Such policies shall remain in effect throughout the Term and for five (5) years thereafter and shall not be cancelled or subject to a reduction of coverage without the prior written authorisation of the other Party.”

2.                                      REPRESENTATIONS AND WARRANTIES

2.1                               As of the date of this Amendment each Party hereby represents and warrants to the other Party that it (i) has the power and authority and the legal right to enter into this Amendment and to perform its obligations hereunder, and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Amendment and the performance of its obligations hereunder. This Amendment has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

3.                                      REFERENCE TO AND EFFECT ON THE COMMERCIALISATION AND SUPPLY AGREEMENT

This Amendment effects an amendment to the Agreement, in accordance with the terms of Clause 31 of the Commercialisation and Supply Agreement. Upon the date of this Amendment each reference in the Commercialisation and Supply Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Commercialisation and Supply Agreement as supplemented hereby. Other than as supplemented by this Amendment the Commercialisation and Supply Agreement shall be otherwise unchanged.

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

4.                                      INTERPRETATION

The interpretation and construction of this Amendment shall be made in accordance with the terms of the Commercialisation and Supply Agreement and Clauses 25, 26, 30 and 35 of the Commercialisation and Supply Agreement are hereby incorporated by reference. In this Amendment capitalised words and phrases shall have the same meaning as in the Commercialisation and Supply Agreement except as otherwise set out herein.

5.                                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which shall be considered an original instrument, but all of which together shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties.

In Witness Whereof, the Parties have executed this Amendment on the date first written above.

GW PHARMA LTD		ALMIRALL, S.A.

By:	/s/ Justin Gover	By:	/s/ Luciano Conde /s/ Joan Figueras
Name:	Justin Gover	Name:	L. Conde
Title:	Managing Director	Title:	C.O.O.

By:	/s/ David Kirk
Name:	David Kirk
Title:	Finance Director